MONEY MARKET MANAGEMENT, INC.

Supplement to Prospectus dated February 28, 1998

At the May 15, 1998 shareholder meeting, shareholders approved a change to the Fund's fundamental policy of investing in restricted securities. The policy is now non-fundamental and allows the Fund to invest, without limitation, in restricted securities which meet the Board of Directors' guidelines for liquidity. Therefore, the Fund's policy on restricted securities is as follows:

"The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."



June 1, 1998

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     Cusip 609346200
     G02408-01 (6/98)
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MONEY MARKET MANAGEMENT, INC.

Supplement to Statement of Additional Information dated February 28, 1998

At the May 15, 1998 shareholder meeting, shareholders approved the following:

    Elected Nicholas P. Constantakis to the Board of Directors;

    Amended the policy on diversification of investments by removing any specific restrictions regarding diversification so that the Fund will continue to be operated in accordance with Rule 2a-7; and

    Changed the Fund's fundamental policy of investing in restricted securities to a non-fundamental policy allowing the Fund to invest, without limitation, in restricted securities which meet the Board of Directors' guidelines for liquidity.



                                                 June 1, 1998

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     Cusip 609346200
     G02408-02 (6/98)
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